                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement.
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material under Rule 14a-12.
[ ] Confidential, for use of the Commission only
    (as permitted by Rule 14a-6(e)(2).


                         AMBASSADORS INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
    (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1)  Amount Previously Paid:

         ----------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
    (3)  Filing Party:

         ----------------------------------------------------------------------
    (4)  Date Filed:

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

                        AMBASSADORS INTERNATIONAL, INC.
                         DWIGHT D. EISENHOWER BUILDING
                            110 SOUTH FERRALL STREET
                           SPOKANE, WASHINGTON 99202

                                                                  April 11, 2001

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Ambassadors International, Inc. (the "Company"), which will be held at 10:00 a.m., local time, on May 11, 2001, at the Company's offices at 1071 Camelback Street, Newport Beach, California 92660. All holders of the Company's outstanding common stock as of the close of business on April 5, 2001, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                          /s/ JEFFREY D. THOMAS
                                          Jeffrey D. Thomas
                                          Secretary

                        AMBASSADORS INTERNATIONAL, INC.
                         DWIGHT D. EISENHOWER BUILDING
                            110 SOUTH FERRALL STREET
                           SPOKANE, WASHINGTON 99202

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 11, 2001
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Ambassadors International, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on May 11, 2001, at the Company's offices at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

     1. To elect two (2) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

     2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2001.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 5, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                          By Order of the Board of Directors

                                          /s/ JEFFREY D. THOMAS
                                          Jeffrey D. Thomas
                                          Secretary

Dated: April 11, 2001

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                        AMBASSADORS INTERNATIONAL, INC.
                         DWIGHT D. EISENHOWER BUILDING
                            110 SOUTH FERRALL STREET
                           SPOKANE, WASHINGTON 99202

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors International, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on May 11, 2001, at the Company's offices at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any Stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

     At the close of business on April 5, 2001, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 9,687,713 shares of Common Stock, $0.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on April 5, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals has been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

     The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock. A "plurality" means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telex, or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 11, 2001 to all stockholders entitled to vote at the Annual Meeting.

     The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                             ELECTION OF DIRECTORS
                           (ITEM I OF THE PROXY CARD)

     The Company has a classified Board of Directors, which is divided into three classes, consisting of two Class I Directors, two Class II Directors, and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates. The term of the two Class I Directors, Peter V. Ueberroth and Richard D.C. Whilden, will expire at this year's Annual Meeting. The term of the three Class III Directors, Brigitte M. Bren, Rafer L. Johnson, and John C. Spence, will expire at the Annual Meeting of Stockholders to be held in 2002. The term of the two Class II Directors, James L. Easton and John A. Ueberroth, will expire at the Annual Meeting of Stockholders to be held in 2003.

     At this year's Annual Meeting, two Class I Directors are to be elected. Management's nominees for election at the Annual Meeting as Class I Directors are Peter V. Ueberroth and Richard D.C. Whilden. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in the year 2004, and until their successors are elected and qualified. If either nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as management may designate.

     If a quorum is present and voting, the two nominees for Class I Directors receiving the highest number of votes will be elected as Class I Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

     The table below sets forth for the current directors, including the Class I nominees to be elected at this meeting, certain information with respect to age and background.

                                                                                         DIRECTOR
                        NAME                            POSITION WITH COMPANY     AGE     SINCE
                        ----                            ---------------------     ---    --------
Class I Directors currently standing for re-election:
     Peter V. Ueberroth..............................  Chairman of the Board      63       1995
     Richard D.C. Whilden............................  Director                   67       1995
Class III Directors whose term expires at the Annual
  Meeting to be held in 2002:
     Rafer L. Johnson................................  Director                   65       1995
     John C. Spence..................................  Director                   71       1995
     Brigitte M. Bren................................  Director                   35       2001
Class II Directors whose term expires at the Annual
  Meeting to be held in 2003:
     James L. Easton.................................  Director                   65       1995
     John A. Ueberroth...............................  President and              57       1995
                                                       Chief Executive Officer

BUSINESS EXPERIENCE

Directors and Nominees for Directors

     Class I Directors

     Peter V. Ueberroth has served as Chairman of the Board of Ambassadors International since 1995. He is currently the Managing Director of Contrarian Group, Inc., an investment and management company. In 1962, Mr. Ueberroth founded First Travel Corporation, and sold it to the Carlson Travel Group in 1980. From 1979 to 1984, Mr. Ueberroth served as President of the Los Angeles Olympic Organizing Committee. From 1984 to 1989, he served as the sixth Commissioner of Major League Baseball. In July of 1999, Mr. Ueberroth successfully orchestrated the purchase of the Pebble Beach Company and he now serves as an owner and

Co-Chairman. He is also a member of the Board of Directors of The Coca-Cola Company and Hilton Hotels Corporation.

     Richard D.C. Whilden has served as a director of the Company since 1995. Since 1990, Mr. Whilden has been a principal of Contrarian Group, an investment and management company. From June 1996 through July 2000, he also served as Chairman of the Board, and from March 1998 to March 1999, he served as President and Chief Executive Officer of GetThere.com (formerly known as Internet Travel Network), an Internet software service bureau in which the Company had a minority interest. From April 1993 to August 1994, Mr. Whilden was the Chairman of the Board of Directors of Caliber Bank in Phoenix, Arizona, and, from December 1993 to August 1994, he was the Chief Executive Officer, President, and Chairman of the Board of Directors of the bank's holding company, Independent Bankcorp of Arizona, Inc. In addition, Mr. Whilden remained a director of the holding company and of the bank until they were sold in 1995. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an Executive Vice President from 1984 to 1989.

     Class III Directors

     Brigitte M. Bren has served as a Director of the Company since February, 2001. Since 1991, Ms. Bren has served as Co-founder, President, and Chief Executive Officer of International Strategic Planning, Inc., an international business consulting firm specializing in directing U.S. companies expanding internationally. Since 1999, she also has been of counsel to Arter & Hadden, LLP in its Los Angeles office. From 1993 to 1995, Ms. Bren served as Vice President of International Marketing/Sales and Vice President of Governmental Affairs for Mark Goodson Productions.

     Rafer L. Johnson has served as a director of the Company since 1995. Mr. Johnson is a World and Olympic recordholder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the President of its Board of Directors for ten years, and currently is Chairman of its Board of Governors. He has been appointed to national and international foundations and Presidential Commissions, with a concentration on youth development. Mr. Johnson also is National Head Coach for Special Olympics International and a member of its Board of Directors, and, in addition, serves on a variety of special boards and committees in the world of sports and community services.

     John C. Spence has served as a director of the Company since 1995. He is also a director of American Physicians Network, a manager of cardiology networks. Mr. Spence is also a director of Catheter Innovations, Inc., a manufacturer of intravenous catheters and ports, and a director of Endovascular Instruments, Inc., a manufacturer of medical instruments. Mr. Spence is a member of the Board of Managers of Direct-Link Group LLC, a personal lines insurance agency, and Chairman of Craig Berkman and Associates, which is the managing member of CB Capital LLC, a venture capital fund. From April 1993 to January 1998, Mr. Spence was President of AVCO Insurance Services, a provider of credit and credit related insurance to financial institutions, and served as its Chairman until his retirement in April 1998.

     Class II Directors

     John A. Ueberroth has served as President, Chief Executive Officer, and a director of the Company since 1995. Since 1989, Mr. Ueberroth has been a principal of Contrarian Group, an investment and management company. From 1990 to 1993, he served as Chairman and Chief Executive Officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as President of Carlson Travel Group. In addition, Mr. Ueberroth has served as Chairman of the Travel Industry Association of America (1986 - 1987) and President of the United States Tour Operators Association (1987 - 1988). Since January 1999, Mr. Ueberroth has also served as a Co-Chairman and director of SatoTravel, in which the Company has purchased a minority interest.

     James L. Easton has served as a director of the Company since 1995. Since 1973, Mr. Easton has served as Chairman and President of James D. Easton, Inc., and Easton Sports Inc., a diversified international sporting goods company. He is one of only four United States citizens currently serving as a member of the International Olympic Committee. He also serves as President of Federation Internationale de Tir a l'Arc

(FITA-International Archery Association), is a member of the Board of Visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles, and is an Executive Board Member of the Salt Lake City Organizing Committee and the U.S. Olympic Committee.

     Executive Officers

     Jeffrey D. Thomas, age 34, has served as Chief Executive Officer of Ambassador Programs, Inc. since January 2000. He has also served as Executive Vice President, Chief Financial Officer, Vice President of Finance, and Secretary of the Company since January 1996, and from October 1995 to December 1995 he was Assistant Vice President of Finance of the Company. Mr. Thomas also serves as President (since August 1996) of Ambassadors Education Group, Inc., and Vice President, Secretary, and Treasurer (since January 1996) of Ambassadors Performance Group, Inc., both wholly-owned subsidiaries of the Company. From July 1994 to October 1995, Mr. Thomas was Director of Business Development for Adia Personnel Services, one of the largest personnel companies in the world. From September 1993 to July 1994, Mr. Thomas was employed by Contrarian Group, an investment and management company, and from 1989 to 1993 he was a consultant for Corporate Decisions, Inc., an international business consulting firm. Since January 1999, Mr. Thomas has also served as a director of SatoTravel, in which the Company has purchased a minority interest. Since January 2001, Mr. Thomas has served on the management committee of Off the Beaten Path, in which the Company has purchased a minority interest.

     Margaret M. Sestero, age 34, has served as Executive Vice President of Ambassador Programs, Inc. since January 2000, Treasurer of the Company since February 1999, and Chief Financial Officer of Ambassadors Education Group, Inc., since November 1997. Prior to joining the Company, from 1988 to 1991, Ms. Sestero was in public accounting and employed by Ernst & Young, LLP. From 1991 to 1994, Ms. Sestero was the Financial Reporting Officer for Physio-Control Corporation, and during 1994 and 1995, Ms. Sestero was in public accounting and employed by PricewaterhouseCoopers LLP. Ms. Sestero is a Certified Public Accountant.

     There are no arrangements or understandings known to the Company between any of the directors or nominees for director of the Company and any other person pursuant to which any such person was or is to be elected a director.

     John A. Ueberroth and Peter V. Ueberroth are brothers. Other than this relationship, there are no family relationships among the directors and executive officers of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF PETER V. UEBERROTH AND RICHARD D.C. WHILDEN AS CLASS I DIRECTORS OF THE COMPANY. HOLDERS OF PROXIES SOLICITED BY THIS PROXY STATEMENT WILL VOTE THE PROXIES RECEIVED BY THEM AS DIRECTED ON THE PROXY OR, IF NO DIRECTION IS MADE, FOR EACH OF THE ABOVE-NAMED NOMINEES. THE ELECTION OF DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE COMPANY'S COMMON STOCK PRESENT AND VOTING AT THE MEETING.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were four meetings of the Board of Directors, all of which were regularly scheduled meetings, during 2000. The Board of Directors has authorized an Audit Committee and a Compensation Committee, and the Compensation Committee also performs the functions of a nominating committee. The Compensation Committee will not consider nominee recommendations from security holders. The members of each committee are selected by the majority vote of the Board of Directors.

     Audit Committee. The Audit Committee makes recommendations for selection of the Company's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company's internal accounting controls and financial management practices. The Audit Committee consists of Messrs. Whilden, Spence and Johnson. There were four meetings of the Audit Committee during 2000. See Audit Committee, and Report of Audit Committee, below.

     Compensation Committee. The Compensation Committee is responsible for determining compensation for the Company's executive officers and for administering the Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc. (the "Incentive Plan"). The Compensation Committee consists of Messrs. Peter V. Ueberroth, Easton and Whilden. There were five meetings of the Compensation Committee, and the Compensation Committee took action by unanimous written consent without meeting on one occasion, during 2000. See Report of Compensation Committee on Executive Compensation, below.

DIRECTOR COMPENSATION

     Each of the Company's non-employee directors receives fees of $15,000 per year plus $1,000 per Board meeting attended. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Pursuant to the Incentive Plan, each of the Company's nonemployee directors, on the date they are first elected to the Board, receives a grant of non-qualified stock options to purchase 10,000 shares of the Company's Common Stock at the fair market value of the Common Stock on the date of grant. The directors' options vest in equal annual installments over a four year period. For services rendered to the Company by Mr. Peter V. Ueberroth, and in lieu of any other compensation, on May 31, 2000, the Company awarded him 60,000 shares of restricted Common Stock pursuant to the Incentive Plan. This stock will not fully vest until May 31, 2003 and is subject to forfeiture under certain circumstances. The closing price of the Common Stock on the date of the grant was $13.625 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Peter V. Ueberroth, Easton and Whilden served as the members of the Compensation Committee during 2000. No executive officer of the Company either served in 2000 or now serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors or the Compensation Committee.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This Compensation Committee Report discusses the components of the Company's executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation Committee with respect to the executive officers of the Company, including the Named Executive Officers. The Compensation Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan. The Compensation Committee is composed of three non-employee directors.

     Compensation Philosophy. The Compensation Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation Committee seeks to align total compensation for senior management with corporate performance by linking executive compensation directly to individual and team contributions, continuous improvements in corporate performance and stockholder value.

     The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

     In order to attract and retain highly qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly qualified executive talent, the Compensation Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in the travel and incentive program businesses.

     In implementing its compensation program for executive officers, the Compensation Committee seeks to achieve a balance between compensation and the Company's annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer's efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company's stockholders.

     Compensation Program Components. The Compensation Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

     Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer's position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces.

     Annual Bonus. There is no formula program for the granting of bonuses, as the Compensation Committee does not believe that this is in the best interests of the stockholders. However, the Compensation Committee considers the granting of annual cash bonuses to the executive officers and grants bonuses when they believe it is warranted. The primary purpose of any such bonus is to reward individual efforts in helping the Company achieve specific budget and performance goals and to adjust overall compensation to remain competitive and continue to retain qualified management. However, bonuses, when granted, relate to the Company's annual budget and overall performance.

     Long-Term Incentive Compensation. The Company's long-term incentive program consists of periodic grants of stock options, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. Under the Incentive Plan, in addition to options, the Compensation Committee may also grant, in its discretion, stock appreciation rights and restricted stock, and may make other awards.

     Chief Executive Officer's Compensation. The Chief Executive Officer ("CEO") of the Company heads a group of senior management officers who participate in a common set of compensation criteria linked, in part, to the performance of the Company. The compensation of the CEO is determined by the Compensation Committee based upon its assessment of the Company's financial performance and nonfinancial factors which the Compensation Committee believes have an influence upon the Company's overall performance and its ability to remain competitive. The Compensation Committee also takes into account the individual's performance and level of experience, as well as compensation paid to other executive officers of the Company and compensation paid to other CEOs of companies with which the Company competes. The Compensation Committee exercises its judgment in evaluating and weighing these various criteria, and such evaluation and weighing of criteria may vary at different times.

     Summary. The Compensation Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company's stockholders, by attracting and retaining the best qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all the members of the Compensation Committee.

                                          COMPENSATION COMMITTEE

                                          James L. Easton
                                          Richard D.C. Whilden
                                          Peter V. Ueberroth

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth the compensation for the Chief Executive Officer and each of the executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                             --------------------------------   ------------------------------------
                                                                                        AWARDS             PAYOUTS
                                                                                -----------------------   ----------
                                                                    ALL OTHER                SECURITIES
                                                                     ANNUAL     RESTRICTED   UNDERLYING                ALL OTHER
                                                                     COMPEN-      STOCK       OPTIONS/       LTIP       COMPEN-
    NAME AND PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)   SATION($)   AWARDS(#)     SARS(#)     PAYOUTS($)   SATION($)
    ---------------------------       ----   ---------   --------   ---------   ----------   ----------   ----------   ---------
John A. Ueberroth...................  2000    155,520         --        --        30,000(1)        --          --          --
President and Chief Executive
  Officer                             1999    150,000         --        --            --           --          --          --
                                      1998    170,000         --        --            --           --          --          --
Jeffrey D. Thomas...................  2000    200,000    200,000        --        10,000(2)    40,000(3)       --          --
Executive Vice President, Chief
  Financial                           1999    142,500    100,000        --            --       10,000(3)       --          --
  Officer and Secretary               1998    120,000    180,000        --            --           --          --          --
Margaret M. Sestero.................  2000    111,250    147,500        --         5,000(2)     6,000(3)       --          --
Treasurer                             1999    100,000     40,000        --            --           --          --          --
                                      1998     90,000     52,000        --            --       10,000(3)       --          --

---------------
(1) The restricted stock was granted under the Incentive Plan and does not fully vest until May 31, 2003, but may be voted by the grantee pending full vesting or forfeiture.

(2) The restricted stock was granted under the Incentive Plan and does not fully vest until December 22, 2004, but may be voted by the grantee pending full vesting or forfeiture.

(3) The stock options were granted under the Incentive Plan and vest in equal annual installments over 4 years.

OPTION GRANTS

     The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year 2000 and held by them on December 31, 2000. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

                   OPTION GRANTS DURING THE LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE OF ASSUMED
                                                  % OF TOTAL                               ANNUAL RATES OF
                                     NUMBER OF     OPTIONS                                   STOCK PRICE
                                     SECURITIES   GRANTED TO                              APPRECIATION FOR
                                     UNDERLYING   EMPLOYEES    EXERCISE                    OPTION TERM(1)
                                      OPTIONS     IN FISCAL      PRICE     EXPIRATION   ---------------------
               NAME                  GRANTED(#)    YEAR(%)     ($/SHARE)      DATE        5%($)      10%($)
               ----                  ----------   ----------   ---------   ----------   ---------   ---------
John A. Ueberroth..................        --          --           --            --          --          --
Jeffrey D. Thomas..................    15,000        3.90       11.875     2/11/2010     112,022     283,885
                                       25,000        6.50       13.625     5/31/2010     214,217     542,869
Margaret M. Sestero................     5,000        1.30       13.625     5/31/2010      42,843     108,574
                                        1,000        0.26       16.938     11/3/2010      10,652      26,995

---------------
(1) Sets forth potential option gains based on assumed annualized rates of stock price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

OPTION EXERCISES DURING THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year 2000 and held by them on December 31, 2000:

            AGGREGATED OPTION EXERCISES DURING THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                SHARES                         OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                               ACQUIRED                           YEAR-END(#)              FISCAL YEAR END($)(1)
                                  ON           VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
John A. Ueberroth...........       --             --            --             --              --             --
Jeffrey D. Thomas...........       --             --        90,000         60,000         644,563        357,188
Margaret M. Sestero.........       --             --        20,000         11,000         150,000         31,437

---------------
(1) Amounts are shown as the positive spread between the exercise price and fair market value (based on the fair market price at fiscal year end of $19.00 per share).

COMPENSATION PLANS AND ARRANGEMENTS

  Amended and Restated 1995 Equity Participation Plan

     In August 1995, the Company adopted the Incentive Plan to attract and retain directors, officers, key employees and consultants. An aggregate of 600,000 shares of the Common Stock (or their equivalent in other equity securities), subject to adjustment for stock splits, stock dividends and similar events, were authorized for issuance upon exercise of options, stock appreciation rights ("SARs"), and other awards, or as restricted or deferred stock awards under the Incentive Plan. Pursuant to a resolution adopted by the Board of Directors on February 20, 1998 and approved by the Company's stockholders at the 1998 Annual Meeting on May 15, 1998, the Incentive Plan was amended and restated to increase the number of shares available under the Incentive Plan from 600,000 shares to 900,000 shares. Pursuant to a resolution adopted by the Board of Directors on February 22, 1999 and approved by the Company's stockholders at the 1999 Annual Meeting on May 14, 1999, the Incentive Plan was further amended to increase the number of shares available under the Incentive Plan from 900,000 shares to 1,400,000 shares. No other change was made to the terms of the Incentive Plan.

     The following is a summary of the terms of the Incentive Plan.

     The Compensation Committee administers the Incentive Plan and determines to whom options, SARs, restricted stock, and other awards are to be granted and the terms and conditions, including the number of shares and the period of exercisability, thereof, except that outside directors are automatically granted options pursuant to a formula discussed below.

     The Incentive Plan authorizes the grant or issuance of various options and other awards to employees and consultants. The terms of each option or award are set forth in separate agreements. In addition, nonemployee directors (including the directors who administer the plan) are eligible to receive non-discretionary grants of nonqualified stock options ("NQSOs") under the Incentive Plan pursuant to a formula. Pursuant to such formula, each of the Company's non-employee directors received, prior to the Company's initial public offering in August 1995, and all non-employee directors who join the Board of Directors after the Company's initial public offering receive, upon election, a grant of NQSOs to purchase 10,000 shares of the Company's Common Stock at the then fair market value per share.

     NQSOs may be granted to an employee or consultant for any term specified by the Compensation Committee and provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the "Code"), may be less than fair market value on the date of grant (but not less than par value), and may become exercisable (in the discretion of the Compensation Committee) in one or more installments after the grant date. NQSOs granted to non-employee directors become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of option grant, and the term of each such option is ten years without variation or acceleration under the Incentive Plan, except that any option granted to a non-employee director becomes immediately exercisable in full upon the retirement of the non-employee director in accordance with the Company's retirement policy applicable to directors.

     Incentive stock options may be granted only to employees and, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including having an exercise price equal to at least 100% of the fair market value of the Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option.

     SARs may be granted to employees and consultants and may be granted in connection and simultaneously with the grant of an option, with respect to a previously granted option or independent of an option. Participants may receive dividend equivalents representing the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or performance awards held by the participant.

     Performance awards may be granted by the Compensation Committee to employees and consultants and may include bonus or "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period.

     Restricted stock may be sold to employees and consultants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Deferred stock may be awarded to employees and consultants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee. Whereas purchasers of restricted stock will have voting rights and will receive dividends prior to the time when the restrictions lapse, recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied. Stock payments may be awarded to employees and consultants and the number of shares shall be determined by the Compensation Committee and may be based upon the fair market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria.

     Payments for the shares purchased upon the exercise of options may be in cash or, at the discretion of the Compensation Committee (or the Board, in the case of NQSOs granted to non-employee directors), with shares of Common Stock owned by the optionee (or issuable upon exercise of the option) or with other lawful consideration, including services rendered.

     No restricted stock, deferred stock, option, SAR or other right to acquire Common Stock granted under the Incentive Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession, although such shares or the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     The Compensation Committee has the right to accelerate, in whole or in part, from time to time, including upon a change in control of the Company, conditionally or unconditionally, the right to exercise any option or other award granted under the Incentive Plan; provided, however, such acceleration shall not be permitted with respect to NQSOs granted to non-employee directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Amendments to the Incentive Plan to increase the number of shares as to which options, SARs, restricted stock and other awards may be granted (except for adjustments resulting from stock splits, stock dividends and similar events) require the approval of the Company's stockholders.

     The provisions of the Incentive Plan relating to options granted to non-employee directors may not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder. In all other respects the Incentive Plan can be amended, modified, suspended or terminated by the Compensation Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Incentive Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. The Incentive Plan will terminate after the earlier of the expiration of ten years from the date the Incentive Plan was adopted by the Board or the expiration of ten years from the date the Plan was approved by the Company's stockholders.

     During the fiscal year ended December 31, 2000, options to purchase a total of 384,375 shares of Common Stock were granted under the Incentive Plan. Options to purchase 1,064,387 shares of Common Stock were outstanding at December 31, 2000 and options to purchase 87,362 shares of Common Stock were forfeited during the year ended December 31, 2000. The exercise prices of the outstanding options range from $8.25 to $29.25 and all options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period. During the fiscal year ended December 31, 2000, 110,000 shares of restricted Common Stock were granted under the Incentive Plan; these shares do not fully vested until May 31, 2003 or December 22, 2004, and are subject to forfeiture under certain circumstances, but may be voted by the grantees until final vesting or forfeiture.

Profit Sharing Plan

     In 1993, the Company established a noncontributory profit sharing plan, the assets of which were transferred into a new 401(k) Profit-Sharing Plan (the "401(k) Plan") in 1996. Employees are eligible to participate in the 401(k) Plan upon six months of service and 21 years of age. Employees may contribute up to 15% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company's matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2000, the Company contributed approximately $86,000 to the 401(k) Plan.

AUDIT COMMITTEE

     The members of the Audit Committee are Richard D.C. Whilden, John C. Spence, and Rafer L. Johnson, all of whom are "independent" directors as defined in Rule 4200(a)(14) of the NASD listing standards.

REPORT OF AUDIT COMMITTEE

     For many years, the Company has had an Audit Committee (the "Committee")composed entirely of non-management directors. The members of the Committee meet the independence and experience requirements of NASDAQ. In 2000, the Committee met four times. The Committee has long followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999, and the Committee has long been advised by independent legal counsel in its role of overseeing financial reporting and internal control matters. Thus, when last year the SEC and NASDAQ adopted new audit committee requirements, no significant changes in the practices of the Committee were required. In August, 2000, the Committee adopted, and the Board of Directors approved, a charter outlining the practices it follows. A copy of the Committee charter is attached as Appendix A to this Proxy Statement.

     During the year 2000, at each of its meetings, the Committee met with the senior members of the Company's financial management team and the independent auditors. The Committee's agenda is established by the Committee's chairman and the Company's Director of Finance. The Committee had private sessions at each of its meetings with the Company's independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

     The Committee recommended to the Board of Directors the engagement of Price Waterhouse Coopers, LLP as the Company's independent auditors and reviewed with the Company's financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company's internal controls, and the quality of the Company's financial reporting.

     The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

     In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

     - Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

     - Based on the independent auditors' experience and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

     - Based on the independent auditors' experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

     The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

     The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 ("Communication with Audit Committees"). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 ("Independence Discussions with Audit committees"), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2000 was compatible with the independent auditors' independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its reviews prior to the Company's public announcements of financial results and, in its oversight role, the Committee necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Richard D. C. Whilden
                                          John C. Spence
                                          Rafer L. Johnson

PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return with the NASDAQ Market Index and a peer group index comprised of companies in the travel and incentive programs businesses with which the Company generally competes. The peer group is comprised of the following companies:
American Classic Voyages, Caribiner International, Inc., Global Vacation Group and Navigant International. The graph assumes that $100 was invested on December 31, 1995 in the Company's Common Stock and in each of the indexes mentioned above and that all dividends were reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     AMONG AMBASSADORS INTERNATIONAL, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                              [PERFORMANCE GRAPH]

                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                       --------   --------   --------   --------   --------   --------
Ambassadors
  International,
  Inc...............    100.00      96.15     200.00     151.28     112.18     194.87
Peer Group Index....    100.00     120.69     200.89      76.14      94.68      42.94
NASDAQ Market
  Index.............    100.00     124.27     152.00     214.39     378.12     237.66

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the amount of stock of the Company beneficially owned as of April 5, 2001 by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's outstanding Common Stock.

                                               AMOUNT AND NATURE
                                                 OF BENEFICIAL       PERCENT OF
                                                 OWNERSHIP OF         CLASS OF
          NAME OF BENEFICIAL OWNER              COMMON STOCK(1)     COMMON STOCK
          ------------------------             -----------------    ------------
Peter V. Ueberroth(2)........................      1,413,575           14.59%
John A. Ueberroth(3).........................      1,371,585           14.16%
Ashford Capital Management, Inc.(4)..........        757,100            7.82%
Dimensional Fund Advisors, LLC(5)............        688,000            7.10%
Wellington Management Company LLP(6).........        539,400            5.57%
Palo Alto Investors(7).......................        486,600            5.02%

---------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 5, 2001 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Chairman of the Board of the Company. 1,353,575 shares are held in a family trust of which Mr. Ueberroth is a co-trustee. Includes 60,000 shares of restricted stock issued pursuant to the Incentive Plan, which shares do not fully vest until May 31, 2003, but which Mr. Ueberroth is entitled to vote pending full vesting or forfeiture. Mr. Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

(3) President and Chief Executive Officer of the Company. Includes 30,000 shares of restricted stock issued pursuant to the Incentive Plan, which shares do not fully vest until May 31, 2003, but which Mr. Ueberroth is entitled to vote pending full vesting or forfeiture. Mr. Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

(4) The address of Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807.

(5) The address of Dimensional Fund Advisors, LLC is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(6) The address of Wellington Management Company LLC is 75 State Street, Boston, MA 02109

(7) The address of Palo Alto Investors is 470 University Avenue, Palo Alto, CA 94301.

     The following table sets forth the amount of Common Stock of the Company beneficially owned as of April 5, 2001 by each director of the Company, each Named Executive Officer, and all directors and Named Executive Officers as a group:

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL       PERCENT OF
                                                                OWNERSHIP OF         CLASS OF
                  NAME OF BENEFICIAL OWNER                     COMMON STOCK(1)     COMMON STOCK
                  ------------------------                    -----------------    ------------
Peter V. Ueberroth(2).......................................      1,413,575           14.59%
John A. Ueberroth(3)........................................      1,371,585           14.16%
Jeffrey D. Thomas(4)........................................        110,000            1.12%
Margaret M. Sestero(5)......................................         27,250               *
James L. Easton(6)..........................................         10,000               *
John C. Spence(7)...........................................         12,000               *
Rafer L. Johnson(8).........................................         10,000               *
Richard D. C. Whilden(9)....................................         13,620               *
Brigitte M. Bren(10)........................................         10,000               *
All Directors and Named Executive Officers as a group (9
  people)(11)...............................................      2,978,030           30.20%

---------------
  *  Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 5, 2001 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Chairman of the Board of the Company. 1,353,575 shares are held in a family trust of which Mr. Ueberroth is a co-trustee. Includes 60,000 shares of restricted stock issued pursuant to the Incentive Plan, which shares do not fully vest until May 31, 2003, but which Mr. Ueberroth is entitled to vote pending full vesting or forfeiture. Mr. Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

 (3) President and Chief Executive Officer of the Company. Includes 30,000 shares of restricted stock issued pursuant to the Incentive Plan, which shares do not fully vest until May 31, 2003, but which Mr. Ueberroth is entitled to vote pending full vesting or forfeiture. Mr. Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

 (4) Executive Vice President, Secretary and Chief Financial Officer of the Company. Consists of 100,000 shares of Common Stock issuable upon exercise of employee stock options and 10,000 shares of restricted stock issued pursuant to the Incentive Plan, which shares do not fully vest until December 22, 2004, but which Mr. Thomas is entitled to vote pending full vesting or forfeiture. Mr. Thomas' address is 110 South Ferrall Street, Spokane, WA 99202.

 (5) Treasurer of the Company. Consists of 22,250 shares of Common Stock issuable upon exercise of employee stock options and 5,000 shares of restricted stock issued pursuant to the Incentive Plan, which shares do not fully vest until December 22, 2004, but which Ms. Sestero is entitled to vote pending full vesting or forfeiture. Ms. Sestero's address is 110 South Ferrall Street, Spokane, WA 99202.

 (6) Director. Consists of 10,000 shares of Common Stock issuable upon exercise of director options. Mr. Easton's address is 7855 Haskell Avenue, Van Nuys, CA 91406.

 (7) Director. Includes 10,000 shares of Common Stock issuable upon exercise of director options. Mr. Spence's address is 18160 Cottonwood Road, #472, Sunriver, OR 97707.

 (8) Director. Consists of 10,000 shares of Common Stock issuable upon exercise of director options. Mr. Johnson's address is 6071 Bristol Parkway, #100, Culver City, CA 90230.

 (9) Director. Includes 10,000 shares of Common Stock issuable upon exercise of director options. Mr. Whilden's address is 106 So. Poinsettia Avenue, Manhattan Beach, CA 90266.

(10) Director. Consists of 10,000 shares of Common Stock issuable upon exercise of director options. Ms. Bren's address is 1071 Camelback Street, Newport Beach, CA 92660.

(11) Includes 172,500 shares of Common Stock issuable upon exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("Commission"). Such officers, directors, and stockholders are required by Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company's review of such forms furnished to the Company during the fiscal year ended December 31, 2000, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders have been complied with.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                           (ITEM 2 OF THE PROXY CARD)

     The Board of Directors has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent accountants for the year ending December 31, 2001, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company's stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of PricewaterhouseCoopers is not expected to be present at the Annual Meeting.

     In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

'The Company has been billed as follows for the professional services of PricewaterhouseCoopers rendered during fiscal year 2000 or with respect to the financial statements for that period:

Audit Fees................................................  $127,000
Financial Information Systems Design and Implementation
  Fees....................................................  $      0
All Other Fees............................................  $ 62,750

     The Audit Committee has considered whether the provision of the services described above other than audit services is compatible with maintaining the independence of PricewaterhouseCoopers.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL (PROPOSAL 2 ON THE PROXY) TO RATIFY THE SELECTION OF THE INDEPENDENT ACCOUNTANTS. HOLDERS OF PROXIES SOLICITED BY THIS PROXY STATEMENT WILL VOTE THE PROXIES RECEIVED BY THEM AS DIRECTED ON THE PROXY OR, IF NO DIRECTION IS MADE, IN FAVOR OF THIS PROPOSAL. IN ORDER TO BE ADOPTED, THIS PROPOSAL MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT AND VOTING AT THE MEETING.

                                 OTHER BUSINESS

     The Company does not know of any other business to be presented to the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                             STOCKHOLDER PROPOSALS

     Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by the Company at its principal executive offices on or before December 12, 2001, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Jeffrey D. Thomas, Chief Financial Officer, Ambassadors International, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202.

                                          By Order of the Board of Directors

                                          /s/ JEFFREY D. THOMAS
                                          Jeffrey D. Thomas
                                          Secretary

Spokane, Washington
April 11, 2001

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                        AMBASSADORS INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER

     The Audit Committee ("the Committee") of the Board of Directors ("the Board") of Ambassadors International, Inc., a Delaware corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

     The Committee will be comprised of three (3) or more directors as determined by the Board. The members of the Committee must fulfill the independence and experience requirements of NASDAQ. The Members of the Committee will be elected annually at the organizational meeting of the Board and will be listed in the annual report to the Company's shareholders. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

     The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal auditors, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

     The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal control of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

     The Committee is to meet at least four (4) times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chairman. The Committee is to meet in separate executive sessions with the Company's chief financial officer, independent accountants and internal auditors at least once each year and at other times when considered appropriate.

ATTENDANCE

     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants and internal auditors be present at Committee meetings.

SPECIFIC DUTIES

     In carrying out its oversight responsibilities, the Committee will:

      5. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

      6. Review with the Company's management, internal auditors and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

      7. Review with the Company's management, internal auditors and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

      8. Review the scope of internal auditor's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

      9. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

     10. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     11. Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Company's Form 10-Q. The Committee shall also receive a confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

     12. At the completion of the annual audit, review with management, internal auditors and the independent accountants the following:

        - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

        - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

        - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

        - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

      9. At the completion of the annual audit, review with management, internal auditors and the independent accountants the following:

     10. After preparation by management and review by internal auditors and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The Charter is to be published as an appendix to the proxy statement every three (3) years.

     11. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

     12. Meet with management, internal auditors and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

     13. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

     14. Review the appointment and replacement of the senior internal audit executive.

     15. Review with management, internal auditors and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

     16. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

     17. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

PROXY

                        AMBASSADORS INTERNATIONAL, INC.

                             110 SO. FERRALL STREET
                               SPOKANE, WA 99202

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter V. Ueberroth and John A. Ueberroth as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the Common Stock of Ambassadors International, Inc. (the "Company") held of record by the undersigned as of the close of business on April 5, 2001, at the Annual Meeting of Stockholders to be held on May 11, 2001 and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOW, PLEASE PRINT CHANGES.



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                            X FOLD AND DETACH HERE X

1. Election of Class I Directors
   Peter V. Ueberroth and Richard D.C. Whilden                   [ ]  [ ]

Withhold authority to vote for any individual nominee, write the nominee's name on the line provided below:

___________________________________________________________

2. Ratification of the selection of PricewaterhouseCoopers LLP
   as the Company's independent auditors.                        [ ]  [ ]  [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


            ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE SHARES OF THE COMMON STOCK OF THE COMPANY, WHICH THE UNDERSIGNED WOULD
            BE ENTITLED TO VOTE IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, ARE
            HEREBY EXPRESSLY REVOKED.

            PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD APPEAR ABOVE. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


Signature(s) ____________________________________________ Dated: __________ 2001


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